UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2007

Gladstone Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51233	83-0423116
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2007, Gladstone Investment Corporation (the "Company") announced that the Company has renewed its credit facility agreement arranged by Deutsche Bank, A.G. as administrative agent through its subsidiary Gladstone Business Investment LLC. The facility will mature on October 16, 2008 and provides Gladstone Business Investment LLC with a revolving credit facility of $200 million that it uses to make loans and investments in small and middle market businesses. In connection with the renewal, Gladstone Business Investment paid a fee of $400,000. A copy of the Amendment is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits:

Exhibit 99.1 – Press Release dated October 18, 2007
Exhibit 10.1 – Amendment No. 3 to Credit Agreement

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

October 22, 2007	By:	/s/ Harry Brill

Name: Harry Brill
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to Credit Agreement
99.1	Press Release dated October 18, 2007